Putnam
California
Investment Grade
Municipal Trust

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

10-31-04

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[SCALE LOGO OMITTED]

From the Trustees

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM, III]

John A. Hill and
George Putnam, III

Dear Fellow Shareholder:

During the past several months, Putnam has introduced a number of reforms for the benefit of shareholders, including increasing the amount of disclosure for our funds. We are now including additional information about your fund's management team. Following the Outlook for Your Fund, we list any changes in your fund's Portfolio Leader and Portfolio Members during the prior year period, the current Portfolio Leader's and Portfolio Members' other fund management responsibilities at Putnam, and the dollar range of fund shares owned by these individuals.

We are also pleased to announce that three new Trustees have joined your fund's Board of Trustees. Nominated by your fund's independent Trustees, these individuals have had outstanding careers as leaders in the investment management industry. Myra R. Drucker is a Vice Chair of the Board of Trustees of Sarah Lawrence College and serves as Chair of the New York Stock Exchange (NYSE) Pension Managers Advisory Committee and as a Trustee of Commonfund, a not-for-profit asset management firm. Richard B. Worley is Managing Partner of Permit Capital LLC, an investment management firm. Both Ms. Drucker and Mr. Worley are independent Trustees (i.e., Trustees who are not "interested persons" of your fund or its investment advisor). Charles E. Haldeman, Jr., the third new Trustee, is President and Chief Executive Officer of Putnam Investments.

During the period covered by the following report, Putnam California Investment Grade Municipal Trust delivered respectable results. In the following pages, the fund managers discuss fund performance, strategy, and their outlook for fiscal 2005.

Respectfully yours,

/S/ JOHN A. HILL              /S/ GEORGE PUTNAM, III

John A. Hill                  George Putnam, III
Chairman of the Trustees      President of the Funds

December 15, 2004



Report from Fund Management

Fund highlights

 * For the six months ended October 31, 2004, Putnam California
   Investment Grade Municipal Trust returned 7.70% at net asset value (NAV) and 7.84% at market price.

 * The fund's benchmark, the Lehman Municipal Bond Index, returned 4.78%.

 * The average return for the fund's Lipper category, California
   Municipal Debt Funds (closed-end), was 7.41%.

 * See the Performance Summary beginning on page 9 for additional fund performance, comparative performance, and Lipper data.

Performance commentary

Since your fund invests primarily in California municipal bonds, it was able to benefit from a significant rally in the state's bond market during the six months ended October 31, 2004. The portfolio's single-state focus during a period of strong relative performance enabled the fund to outperform its nationally diversified benchmark. Based on results at NAV, the fund modestly outperformed the average for its Lipper category. We attribute this in part to the fact that the portfolio did not include any airline-related industrial development bonds (IDBs) during a time when the sector performed poorly, as many of its peers did. The performance of fund shares at market price, which reflects investors' more sanguine view of the California municipal market, also beat the benchmark and Lipper peer group average. It is important to note that a fund's performance at market price may differ from its results at NAV. Although market price performance generally reflects investment results, it may also be influenced by several other factors, including changes in investor perceptions of the fund or its investment advisor, market conditions, fluctuations in supply and demand for the fund's shares, and changes in fund distributions.

--------------------------------------------------
TOTAL RETURN FOR
PERIODS ENDED 10/31/04
--------------------------------------------------
                                            Market
(inception 11/27/92)           NAV          price
--------------------------------------------------
6 months                      7.70%          7.84%
--------------------------------------------------
1 year                        9.10           9.47
--------------------------------------------------
5 years                      42.55          33.20
Annual average                7.35           5.90
--------------------------------------------------
10 years                    105.15         100.31
Annual average                7.45           7.19
--------------------------------------------------
Annual average
(life of fund)                7.19           5.51
--------------------------------------------------

Data is historical. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance assumes reinvestment of distributions and does not account for taxes.

FUND PROFILE

Putnam California Investment Grade Municipal Trust seeks to provide high current income free from federal income tax and California personal income taxes, consistent with the preservation of capital. It may be suitable for conservative investors seeking tax-free income through high-quality investments.



Market overview

Over the past six months, which constitute the first half of your fund's 2005 fiscal year, the yield on the 10-year Treasury bond fell, and bond prices, which move in the opposite direction of yields, rose. In mid-March, the bond market had begun to anticipate a change in the Federal Reserve Board's monetary policy. Treasury bonds sold off sharply and pushed yields upward, as strong economic growth and rising corporate profitability increased the likelihood that the Fed would raise short-term interest rates at its June 30 meeting. Interestingly, when the Fed announced what had been a widely anticipated 25-basis-point increase, the bond market changed its course. Yields of bonds with maturities in the range of 11-21 years trended downward. At the same time, yields rose for bonds with short maturities and those with very long maturities (over 21 years). This resulted in a flattening of the yield curve -- that is, shorter- and longer-term interest rates began to converge.

Among uninsured bonds and bonds rated A and below, yield spreads remained essentially flat for the period. However, these higher-yielding securities continued to provide attractive income streams that contributed to the fund's total return during the period. Municipal bonds issued by the state of California were generally strong performers. The California economy improved to such an extent that three bond-rating agencies -- Moody's, Standard & Poor's, and Fitch -- upgraded the state's credit rating. Tobacco settlement bonds performed fairly well during the period. Yields on these bonds varied with the results of ongoing legal battles, but declined overall since May, and their prices rose, accordingly. Airline-related industrial development bonds (IDBs) performed poorly, in general, as the industry continued to face financial difficulties that were made worse by record high oil prices. New York City general obligation bonds rose in price over the past six months, reflecting a dearth of new issuance, as well as investors' confidence in improving economic prospects for the city.

------------------------------------------------------------------------------
MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 10/31/04
------------------------------------------------------------------------------
Bonds
------------------------------------------------------------------------------
Lehman Municipal Bond Index (tax-exempt bonds)                          4.78%
------------------------------------------------------------------------------
Lehman Aggregate Bond Index (broad bond market)                         4.23%
------------------------------------------------------------------------------
Lehman Government Bond Index (U.S. Treasury and agency securities)      3.96%
------------------------------------------------------------------------------
JP Morgan Global High Yield Index (global high-yield corporate bonds)   6.14%
------------------------------------------------------------------------------
Equities
------------------------------------------------------------------------------
S&P 500 Index (broad stock market)                                      2.96%
------------------------------------------------------------------------------
Russell 1000 Index (large-company stocks)                               3.04%
------------------------------------------------------------------------------
Russell 2000 Index (stocks of small and midsize companies)              4.87%
------------------------------------------------------------------------------
These indexes provide an overview of performance in different market sectors for the six months ended 10/31/04.
------------------------------------------------------------------------------



Strategy overview

Because we believe that the Fed is likely to continue to raise short-term interest rates through mid-2005, we are positioning the portfolio more defensively. This involves shortening the fund's duration, which means reducing its sensitivity to changes in interest rates. To accomplish this, we began the process of selling longer-term bonds and replacing them with shorter-term bonds, which have a shorter duration. Meanwhile, we continued to trim and diversify the fund's positions in uninsured bonds and bonds rated A and below, which have performed strongly. The fund maintained its overweight position in tobacco settlement bonds. We closely monitored developments in that sector.

In previous fiscal years, the fund emphasized non-callable bonds -- bonds that the issuer is not permitted to redeem (or call) before the maturity date. These issues performed well as rates fell through March 2004, but during the spring we began to moderate this position, selling non-callable bonds and purchasing callable issues scheduled to mature in the 15- to 20-year range. We believe callable bonds may perform better than non-callable bonds if interest rates rise and the yield curve flattens further.


[GRAPHIC OMITTED: horizontal bar chart THE FUND'S MATURITY AND DURATION
COMPARED]

THE FUND'S MATURITY AND DURATION COMPARED

                                        4/30/04        10/31/04

Average effective maturity in years      11.0             9.0

Duration in years                        10.2             8.6

This chart compares changes in the fund's duration (a measure of its sensitivity to interest-rate changes) and its average effective maturity (a weighted average of the holdings' maturities).


Average effective maturity also takes into account put and call features, where applicable, and reflects prepayments for mortgage-backed securities.



How fund holdings affected performance

The fund benefited from its investment in California general obligation bonds (GOs), which rallied strongly during the six months ended October
31. We had increased the fund's investment in this sector prior to the start of the fiscal year, anticipating that the $15 billion deficit financing issue that was approved by California voters in November 2003 would be well received. The sale of these economic recovery bonds helped to avert a liquidity crisis and prompted upgrades to the State of California's credit rating by all the major credit rating agencies during the reporting period. Prices of California GOs rose to reflect the more upbeat outlook.

The fund's modest stake in lower-rated bonds helped performance tremendously. The more credit-sensitive pockets of the market performed very well due to increased demand from investors who were hungry for yield in a low-interest-rate environment. Several of the fund's uninsured holdings in the health-care sector proved especially rewarding. Torrance Hospital Revenue Bonds, issued for Torrance Memorial Hospital, which are rated A1 by Moody's, and bonds issued by the Association of Bay Area Governments Financing Authority for American Baptist Homes of the West, exemplify our strategy.

Tobacco settlement bonds also enjoyed strong performance during the six-month period. The fund is invested in two types of these revenue bonds, both of which are issued by the Golden State Tobacco Securitization Corp. One group of bonds is secured 100% by the income stream from tobacco companies' settlement obligations to the states and generally offers higher yields than bonds of comparable quality. The second group has an extra level of protection for bondholders; while the main source of income for the bonds' interest payments is derived from the tobacco companies' payments, the State of California would make up any shortfall if those payments should prove insufficient due to a faster-than-expected decline in cigarette sales. Thus, the outlook for these bonds is more closely aligned with that of the state, since investors view it as quasi-state debt. When the California GOs appreciated strongly, these enhanced bonds followed suit, outperforming other tobacco settlement bonds.

[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW

Aaa -- (70.1%)

Aa -- (3.6%)

A -- (8.4%)

Baa -- (16.8%)

Ba -- (1.1%)

As a percentage of market value as of 10/31/04. A bond rated Baa or higher is considered investment grade. The chart reflects Moody's ratings; percentages may include bonds not rated by Moody's but considered by Putnam Management to be of comparable quality. Ratings will vary over time.

In response to the Fed's increases in the federal funds rate, yields on the short end and long end of the yield curve rose. However, municipal bond yields in the 10- to 20-year maturity range fell, producing what is often called a "butterfly movement" in the investment community. High oil prices, lingering concerns about terrorism, and questions about the strength of the U.S. recovery contributed to the lower yields in the middle of the yield curve. Since bond prices rise when yields fall, municipal bonds in the 2015 to 2025 maturity range outperformed municipal securities at the short and long end of the municipal bond yield curve for the period. For example, the fund's investments in San Juan Basin Authority Lease Revenue Bonds, which have a 5% coupon and mature in 2022, performed very well.

We also were fortunate that the portfolio had no exposure to the airline industry, which struggled in the face of higher fuel costs, among other factors. Please note that all holdings in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.



The outlook for your fund

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

We'll continue to monitor the progress of California's recovery closely. Tax receipts are about $2 billion ahead of projections, but that still leaves the state with a $7 to $8 billion dollar deficit between revenues and expenses. Governor Schwarzenegger has made some progress on cutting spending out of the budget, but more work needs to be done before the state's credit status will be stabilized.

Judging from the yield curve, the bond market appears to have largely shrugged off the recent Fed rate hikes. However, we believe that interest rates all along the yield curve are more likely to rise than fall. We anticipate greater increases for bonds with shorter maturities because we believe the Fed will continue to raise short-term rates incrementally through mid-2005. This also suggests further flattening of the yield curve. The fund is positioned defensively in terms of duration, and we will continue to monitor and adjust duration as seems appropriate. We believe inflation will remain low, despite the threat posed by high oil prices. We also anticipate the GDP growth rate will slow during the next two quarters, as the effects of the Fed's tightening policy are felt.

In general, these signs indicate that we are headed into a more challenging environment for bond investing. Our task will be to continue to search for the most attrac tive opportunities among tax-exempt securities, and to balance the pursuit of attractive current income with prudent risk management.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice. This fund concentrates its investments in one state and involves more risk than a fund that invests more broadly. Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes. Mutual funds that invest in bonds are subject to certain risks, including interest-rate risk, credit risk, and inflation risk. As interest rates rise, the prices of bonds fall. Long-term bonds are more exposed to interest-rate risk than short-term bonds. Unlike bonds, bond funds have ongoing fees and expenses.


Your fund's management

Your fund is managed by the members of the Putnam Tax Exempt
Fixed-Income Team. David Hamlin is the Portfolio Leader, and Paul Drury, Susan McCormack, and James St. John are Portfolio Members of your fund. The Portfolio Leader and Portfolio Members coordinate the team's management of the fund.

For a complete listing of the members of the Putnam Tax Exempt
Fixed-Income Team, including those who are not Portfolio Leaders or Portfolio Members of your fund, visit Putnam's Individual Investor Web site at www.putnaminvestments.com.

Fund ownership

The table below shows fund ownership, in dollar ranges, by the fund's Portfolio Leader and Portfolio Members. Information shown is for the current and prior year ended November 30.



-------------------------------------------------------------------------------------------------------------
FUND PORTFOLIO LEADER AND PORTFOLIO MEMBERS
-------------------------------------------------------------------------------------------------------------
                                    $1 -        $10,001 -   $50,001-     $100,001 -   $500,001 -   $1,000,001
                    Year     $0     $10,000     $50,000     $100,000     $500,000     $1,000,000   and over
-------------------------------------------------------------------------------------------------------------
David Hamlin        2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Leader    2003     *
-------------------------------------------------------------------------------------------------------------
Paul Drury          2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003     *
-------------------------------------------------------------------------------------------------------------
Susan McCormack     2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003     *
-------------------------------------------------------------------------------------------------------------
James St. John      2004     *
-------------------------------------------------------------------------------------------------------------
Portfolio Member    2003     *
-------------------------------------------------------------------------------------------------------------




Other funds managed by the Portfolio Leader and Portfolio Members

David Hamlin is the Portfolio Leader and Paul Drury, Susan McCormack, and James St. John are Portfolio Members for Putnam's tax-exempt funds for the following states: Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio, and Pennsylvania. The same group also manages Putnam AMT-Free Insured Municipal Fund*, Putnam High Yield Municipal Trust, Putnam Investment Grade Municipal Trust, Putnam Managed Municipal Income Trust, Putnam Municipal Bond Fund, Putnam Municipal Income Fund, Putnam Municipal Opportunities Trust, Putnam New York Investment Grade Municipal Trust, Putnam Tax Exempt Income Fund, Putnam Tax-Free Health Care Fund and Putnam Tax-Free High Yield Fund.

David Hamlin, Paul Drury, Susan McCormack, and James St. John may also manage other accounts advised by Putnam Management or an affiliate.

Changes in your fund's Portfolio Leader and Portfolio Members

During the year ended October 31, 2004, Portfolio Member Richard Wyke left your fund's management team.

* Formerly Putnam Tax-Free Insured Fund.



Performance summary

This section shows your fund's performance during the first half of its fiscal year, which ended October 31, 2004. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Data represents past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return, net asset value, and market price will fluctuate and you may have a gain or a loss when you sell your shares.


------------------------------------------------------------------------------
TOTAL RETURN AND COMPARATIVE INDEX RESULTS FOR PERIODS ENDED 10/31/04
------------------------------------------------------------------------------
                                                          Lipper
                                                          California
                                             Lehman       Municipal
                                             Municipal    Debt Funds
                                 Market      Bond         (closed-end)
                       NAV       price       Index        category average*
------------------------------------------------------------------------------
6 months              7.70%       7.84%       4.78%       7.41%
------------------------------------------------------------------------------
1 year                9.10        9.47        6.02        9.99
------------------------------------------------------------------------------
5 years              42.55       33.20       41.48       51.73
Annual average        7.35        5.90        7.19        8.64
------------------------------------------------------------------------------
10 years            105.15      100.31       97.69      114.13
Annual average        7.45        7.19        7.05        7.87
------------------------------------------------------------------------------
Annual average
Life of fund
(since 11/27/92)      7.19        5.51        6.50        6.96
------------------------------------------------------------------------------

  Performance assumes reinvestment of distributions and does not account for taxes.

  Index and Lipper results should be compared to fund performance at net asset value.

* Over the 6-month and 1-, 5-, and 10-year periods ended 10/31/04, there were 30, 30, 19, and 17 funds, respectively, in this Lipper category.


------------------------------------------------------------------------------
TOTAL RETURN FOR PERIODS ENDED 9/30/04 (MOST RECENT CALENDAR QUARTER)
------------------------------------------------------------------------------
                                           NAV      Market price
------------------------------------------------------------------------------
6 months                                  2.08%     -2.31%
------------------------------------------------------------------------------
1 year                                    6.81       7.03
------------------------------------------------------------------------------
5 years                                  38.36      24.14
Annual average                            6.71       4.42
------------------------------------------------------------------------------
10 years                                 96.00      87.56
Annual average                            6.96       6.49
------------------------------------------------------------------------------
Annual average
Life of fund
(since 11/27/92)                          7.11       5.43
------------------------------------------------------------------------------



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PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 10/31/04
------------------------------------------------------------------------------
Distributions from common shares
------------------------------------------------------------------------------
Number                                           6
------------------------------------------------------------------------------
Income 1                                         $0.372
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Capital gains 1                                  --
------------------------------------------------------------------------------
Total                                            $0.372
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                                                 Series A
Distributions from preferred shares              (320 shares)
------------------------------------------------------------------------------
Income 1                                         $297.84
------------------------------------------------------------------------------
Capital gains 1                                  --
------------------------------------------------------------------------------
Total                                            $297.84
------------------------------------------------------------------------------
Share value:                                     NAV        Market price
------------------------------------------------------------------------------
4/30/04                                          $14.48     $12.82
------------------------------------------------------------------------------
10/31/04                                          15.16      13.44
------------------------------------------------------------------------------
Current return (common shares, end of period)
------------------------------------------------------------------------------
Current dividend rate 2                           4.91%      5.54%
------------------------------------------------------------------------------
Taxable equivalent 3                              8.33       9.40
------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 41.05% federal and state tax rate for 2004. Results for investors subject to lower tax rates would not be as advantageous.


Terms and definitions

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on exchanges such as the American Stock Exchange and the New York Stock Exchange.



Comparative indexes

JP Morgan Global High Yield Index is an unmanaged index used to mirror the investable universe of the U.S. dollar global high-yield corporate debt market of both developed and emerging markets.

Lehman Aggregate Bond Index is an unmanaged index used as a general measure of U.S. fixed-income securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds.

Russell 1000 Index is an unmanaged index of the largest 1,000 companies in the Russell 3000 Index.

Russell 2000 Index is an unmanaged index of common stocks that generally measure performance of small to midsize companies within the Russell 3000 Index.

S&P 500 Index is an unmanaged index of common stock performance.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry ranking entity that ranks funds
(without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.


A note about duplicate mailings

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds' proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2004, are available on the Putnam Individual Investor Web site, www.putnaminvestments.com/individual, and on the SEC's Web site, www.sec.gov. If you have questions about finding forms on the SEC's Web site, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds' proxy voting guidelines and procedures at no charge by calling Putnam's Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

For periods ending on or after July 9, 2004, the fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund's Forms N-Q on the SEC's Web site at www.sec.gov. In addition, the fund's Forms N-Q may be reviewed and copied at the SEC's public reference room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC's Web site or the operation of the public reference room.



The fund's portfolio
October 31, 2004 (Unaudited)


Key to Abbreviations
-------------------------------------------------------------------------------
AMBAC          AMBAC Indemnity Corporation
COP            Certificate of Participation
FGIC           Financial Guaranty Insurance Company
FSA            Financial Security Assurance
G.O. Bonds     General Obligation Bonds
IFB            Inverse Floating Rate Bonds
MBIA           MBIA Insurance Company


Municipal bonds and notes (100.0%) (a)
Principal amount                                     Rating (RAT)         Value

California (100.0%)
-------------------------------------------------------------------------------
               ABAG Fin. Auth. COP
      $500,000 (American Baptist Homes), Ser. A,
               6.2s, 10/1/27                         BB+               $498,750
     1,000,000 (Odd Fellows Home), 6s, 8/15/24       A                1,068,750
     8,000,000 Alameda, Corridor Trans. Auth.
               Rev. Bonds, Ser. 99-A, MBIA, zero %,
               10/1/31                               Aaa              1,890,000
     2,000,000 Alameda, Recreational Fac. Impts.
               COP, MBIA, 5 3/4s, 12/1/21            Aaa              2,205,000
     1,530,000 Anaheim, Pub. Fin. Auth. Rev. Bonds
               (Distr. Syst.), MBIA, 5 1/4s,
               10/1/22                               Aaa              1,671,525
     4,200,000 Anaheim, Pub. Fin. Auth. Lease
               Rev. Bonds (Pub. Impts.), Ser. C,
               FSA, 6s, 9/1/16                       Aaa              5,129,250
       300,000 Association of Bay Area Governments
               (ABAG) Fin. Auth. for Nonprofit
               Corps. Rev. Bonds (San Diego Hosp.
               Assn.), Ser. C, 5 3/8s, 3/1/21        Baa1               309,375
       500,000 CA Rev. Bonds (Stanford Hosp. &
               Clinics), Ser. A, 5s, 11/15/23        A3                 511,875
       750,000 CA Edl. Fac. Auth. Rev. Bonds
               (Lutheran U.), Ser. C, 4 1/2s,
               10/1/19                               Baa1               757,500
               CA Hlth. Fac. Auth. Rev. Bonds
       750,000 (Sinai Med. Ctr.), Ser. A, 6 1/4s,
               12/1/34                               A3                 812,813
     1,600,000 (Sutter Hlth.), Ser. A, MBIA,
               5 3/8s, 8/15/30                       Aaa              1,676,000
     1,665,000 CA Hsg. Fin. Agcy. Rev. Bonds
               (Multi-Fam. Hsg. III), Ser. B, MBIA,
               5 1/2s, 8/1/39                        Aaa              1,706,625
       500,000 CA Poll. Control Fin. Auth.
               Mandatory Put Bonds, 2s, 3/1/06       A3                 495,625
               CA State G.O. Bonds
     2,000,000 5 3/4s, 12/1/29                       A                2,190,000
       250,000 5 1/8s, 4/1/23                        A3                 266,563
     2,000,000 CA State Dept. of Wtr. Resources
               IFB (Central Valley), 11.941s,
               12/1/12 (acquired 11/27/92, cost
               $2,198,104) (RES)                     Aa2              3,032,500
               CA State Dept. of Wtr. Resources
               Rev. Bonds
     2,000,000 Ser. A, AMBAC, 5 1/2s, 5/1/16         Aaa              2,262,500
     2,000,000 Ser. O, MBIA, 4 3/4s, 12/1/29         Aaa              2,002,500
     2,290,000 CA State U. Syst. Rev. Bonds,
               Ser. A, AMBAC,  5s, 11/1/33           Aaa              2,347,250
       700,000 CA Statewide Cmnty. Dev. Auth. Apt.
               Dev. Rev. Bonds (Irvine Apt.
               Cmntys.), Ser. A-3,  5.1s, 5/15/25    Baa2               742,000
       950,000 CA Statewide Cmnty. Dev. Auth. COP
               (The Internext Group), 5 3/8s,
               4/1/30                                BBB-               946,438
       850,000 CA Statewide Cmnty. Dev. Auth.
               Multi-Fam. Rev. Bonds (Hsg. Equity
               Res.), Ser. B, 5.2s, 12/1/29          Baa1               899,938
       880,000 CA Tobacco Securitization Agcy.
               Rev. Bonds  (Gold Cnty. Funding
               Corp.), 5 3/4s, 6/1/27                Baa3               789,800
               Central CA Joint Pwr. Hlth. Fin.
               Auth. COP  (Cmnty. Hosp. of Central
               CA)
       200,000 6s, 2/1/30                            Baa2               205,250
     1,000,000 6s, 2/1/20                            Baa2             1,056,250
     1,945,000 Chabot-Las Positas, Cmnty. College
               Dist. G.O. Bonds (Election of 2004),
               Ser. A, MBIA, 5s, 8/1/25              Aaa              2,047,113
     1,500,000 Commerce, Redev. Agcy. Rev. Bonds
               (Project 1), zero %, 8/1/21           BBB                581,250
       800,000 Delano, COP (Delano Regl. Med.
               Ctr.), 5.6s, 1/1/26                   BBB-               800,000
     2,000,000 Desert, Cmnty. College Dist. G.O.
               Bonds, Ser. A, MBIA, 5s, 8/1/26       Aaa              2,090,000
     1,000,000 Duarte, COP, Ser. A, 5 1/4s, 4/1/31   Baa2               977,500
     1,200,000 Foothill/Eastern Corridor Agcy.
               Rev. Bonds  (CA Toll Roads), 5 3/4s,
               1/15/40                               Baa3             1,216,500
               Golden State Tobacco Securitization
               Corp.  Rev. Bonds
       300,000 Ser. A-3, 7 7/8s, 6/1/42              BBB                322,875
     1,000,000 Ser. 2003 A-1, 6 1/4s, 6/1/33         BBB                955,000
     1,500,000 Ser. B, 5 5/8s, 6/1/38                A-               1,591,875
     1,920,000 Jurupa, Unified School Dist. G.O.
               Bonds (Election of 2001), FGIC, 5s,
               8/1/25                                Aaa              2,011,200
     1,130,000 Los Angeles, Sanitation Equip.
               Rev. Bonds, Ser. A, AMBAC, 5s,
               2/1/24                                Aaa              1,193,563
     1,000,000 Los Angeles, Unified School Dist.
               G.O. Bonds, Ser. B, FGIC, 5s, 7/1/17  Aaa              1,072,500
     2,000,000 Los Angeles, Wtr. & Pwr. Rev. Bonds
               (Pwr. Syst.), Ser. B, FSA, 5 1/8s,
               7/1/20                                Aaa              2,180,000
               Metro. Wtr. Dist. Rev. Bonds
               (Southern CA Waterworks), Ser. B,
               MBIA
       985,000 4 3/4s, 7/1/21                        Aaa                999,775
        15,000 4 3/4s, 7/1/21 (Prerefunded)          Aaa                 15,713
       500,000 Placentia, Redev. Auth. Tax Alloc.
               Rev. Bonds, Ser. B, 5 3/4s, 8/1/32    BBB+               527,500
       500,000 Rancho Mirage, JT Powers Fin. Auth.
               Rev. Bonds (Eisenhower Med. Ctr.),
               5 7/8s, 7/1/26                        A3                 528,750
     2,000,000 Sacramento, City Unified School
               Dist. G.O. Bonds (Election 1999),
               Ser. D, FSA, 5s, 7/1/28               Aaa              2,070,000
     3,000,000 San Diego, Unified School Dist. G.O.
               Bonds (Election of 1998), Ser. D,
               FGIC, 5 1/4s, 7/1/21                  Aaa              3,397,500
     2,000,000 San Jose Fin. Auth. Rev. Bonds
               (Civic Ctr.), Ser. B, AMBAC, 5s,
               6/1/27                                Aaa              2,052,500
     1,270,000 San Jose, Redev. Agcy. Tax Alloc.
               (Merged Area Redev.), FGIC, 5s,
               8/1/27                                Aaa              1,312,863
     1,000,000 San Juan, Basin Auth. Rev. Bonds
               (Ground Wtr. Recvy. Project), AMBAC,
               5s, 12/1/34                           Aaa              1,025,000
     1,000,000 San Juan, Basin Auth. Lease
               Rev. Bonds (Ground Wtr. Recvy.
               Project), AMBAC, 5s, 12/1/22          Aaa              1,057,500
     1,425,000 San Ramon Valley, Unified School
               Dist. G.O. Bonds (Election of 2002),
               FSA, 5s, 8/1/24                       Aaa              1,501,594
     1,000,000 Santa Barbara, Elementary School
               Dist. G.O. Bonds (Election of 1998),
               Ser. B, FSA, 5s, 8/1/29               Aaa              1,036,250
     1,500,000 Santa Maria, Joint Unified High
               School Dist.  G.O. Bonds, Ser. A,
               FSA, 5 1/4s, 8/1/25                   Aaa              1,633,125
       500,000 Sierra View, Hlth. Care Dist.
               Rev. Bonds,  5.4s, 7/1/22             BBB+               506,250
     1,125,000 State Center, Cmnty. College Dist.
               G.O. Bonds (Election of 2002),
               Ser. A, MBIA, 5 1/4s, 8/1/25          Aaa              1,210,781
       500,000 Tobacco Securitization Auth. of
               Southern CA Rev. Bonds, Ser. B, 6s,
               6/1/43                                Ba1                420,000
     1,000,000 Torrance, Memorial Med. Ctr.
               Rev. Bonds, Ser. A, 6s, 6/1/22        A1               1,108,750
     1,000,000 Tustin, Unified School Dist. Special
               Tax (Cmnty. Fac. Dist. No. 97-1),
               FSA, 5s, 9/1/32                       Aaa              1,025,000
     1,000,000 U. of CA Rev. Bonds, Ser. A, AMBAC,
               5 1/8s, 5/15/18                       Aaa              1,101,250
       800,000 Vallejo, COP (Marine World
               Foundation), 7s, 2/1/17               BBB-/P             826,000
     3,345,000 Victor, Elementary School Dist. COP
               (School Construction Refinancing),
               MBIA, 6.45s, 5/1/18                   Aaa              4,197,971
     2,170,000 West Contra Costa Unified School
               Dist. G.O. Bonds (Election of 2002),
               Ser. C, FGIC, 5s, 8/1/29              AAA              2,240,525
     1,000,000 WM S. Hart, Unified High School
               Dist. G.O. Bonds, Ser. A, MBIA, 5s,
               9/1/23                                Aaa              1,060,000
-------------------------------------------------------------------------------
               Total Investments (cost $77,378,657)                 $83,368,050
-------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at October 31, 2004 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at October 31, 2004. Securities rated by Putnam are indicated by "/P".

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at October 31, 2004 was $3,032,500 or 3.6% of portfolio market value.

      The rates shown on mandatory put bonds are the current interest rates at October 31, 2004.

      The rates shown on IFB, which are securities paying interest rates that vary inversely to changes in the market interest rates, are the current interest rates at October 31, 2004.


      The fund had the following industry group concentrations greater than 10% at October 31, 2004 (as a percentage of portfolio market value):

      Water and sewer         12.4%
      Health care             11.9

      The fund had the following insurance concentrations greater than 10% at October 31, 2004 (as a percentage of portfolio market value):

      MBIA                    27.3%
      FSA                     17.5
      AMBAC                   13.2
      FGIC                    12.0

      The dates shown on mandatory put bonds are the next mandatory put dates.

      The accompanying notes are an integral part of these financial statements.



Statement of assets and liabilities
October 31, 2004 (Unaudited)

Assets
-------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$77,378,657) (Note 1)                                             $83,368,050
-------------------------------------------------------------------------------
Cash                                                                1,687,843
-------------------------------------------------------------------------------
Interest and other receivables                                      1,349,392
-------------------------------------------------------------------------------
Receivable for securities sold                                      1,759,520
-------------------------------------------------------------------------------
Total assets                                                       88,164,805

Liabilities
-------------------------------------------------------------------------------
Distributions payable to shareholders                                 285,605
-------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                 14,729
-------------------------------------------------------------------------------
Payable for securities purchased                                    1,789,968
-------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                          140,576
-------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)             12,640
-------------------------------------------------------------------------------
Payable for Trustee compensation and expenses (Note 2)                 25,008
-------------------------------------------------------------------------------
Payable for administrative services (Note 2)                              980
-------------------------------------------------------------------------------
Other accrued expenses                                                 40,823
-------------------------------------------------------------------------------
Total liabilities                                                   2,310,329
-------------------------------------------------------------------------------
Series A remarketed preferred shares: (320 shares authorized
and outstanding at $50,000 per share (Note 4)                      16,000,000
-------------------------------------------------------------------------------
Net assets                                                        $69,854,476

Represented by
-------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares
authorized) (Note 1)                                              $64,103,468
-------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                          360,795
-------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                (599,180)
-------------------------------------------------------------------------------
Net unrealized appreciation of investments                          5,989,393
-------------------------------------------------------------------------------
Total -- Representing net assets applicable to common shares
outstanding                                                       $69,854,476

Computation of net asset value
-------------------------------------------------------------------------------
Net asset value per common share ($69,854,476 divided by
4,607,092 shares)                                                      $15.16
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of operations
Six months ended October 31, 2004 (Unaudited)

Interest income:                                                   $2,124,923
-------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                      272,130
-------------------------------------------------------------------------------
Investor servicing fees (Note 2)                                       16,862
-------------------------------------------------------------------------------
Custodian fees (Note 2)                                                19,937
-------------------------------------------------------------------------------
Trustee compensation and expenses (Note 2)                              4,875
-------------------------------------------------------------------------------
Administrative services (Note 2)                                        2,932
-------------------------------------------------------------------------------
Auditing                                                               34,650
-------------------------------------------------------------------------------
Preferred share remarketing agent fees                                 23,534
-------------------------------------------------------------------------------
Other                                                                  30,221
-------------------------------------------------------------------------------
Total expenses                                                        405,141
-------------------------------------------------------------------------------
Expense reduction (Note 2)                                            (13,318)
-------------------------------------------------------------------------------
Net expenses                                                          391,823
-------------------------------------------------------------------------------
Net investment income                                               1,733,100
-------------------------------------------------------------------------------
Net realized gain on investments (Notes 1 and 3)                    1,376,422
-------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period        1,839,900
-------------------------------------------------------------------------------
Net gain on investments                                             3,216,322
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations               $4,949,422
-------------------------------------------------------------------------------

Distributions to Series A remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                                                (95,310)
-------------------------------------------------------------------------------
Net increase in net assets resulting from operations
(applicable to common shareholders)                                $4,854,112
-------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.



Statement of changes in net assets

                                            Six months ended       Year ended
                                                  October 31         April 30
Increase (decrease) in net assets                       2004*            2004
-------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------
Net investment income                             $1,733,100       $3,673,491
-------------------------------------------------------------------------------
Net realized gain (loss) on investments            1,376,422         (319,614)
-------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)
of investments                                     1,839,900       (1,771,804)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations                                         4,949,422        1,582,073
-------------------------------------------------------------------------------

Distributions to Series A remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                               (95,310)        (156,250)
-------------------------------------------------------------------------------
Net increase in net assets resulting from
operations (applicable to common shareholders)     4,854,112        1,425,823
-------------------------------------------------------------------------------

Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------
From tax exempt income                            (1,713,633)      (3,427,287)
-------------------------------------------------------------------------------
Total increase (decrease) in net assets            3,140,479       (2,001,464)

Net assets
-------------------------------------------------------------------------------
Beginning of period                               66,713,997       68,715,461
-------------------------------------------------------------------------------
End of period (including undistributed net
investment income of $360,795 and $436,638,
respectively)                                    $69,854,476      $66,713,997
-------------------------------------------------------------------------------

Number of fund shares
-------------------------------------------------------------------------------
Common shares outstanding at beginning and
end of period                                      4,607,092        4,607,092
-------------------------------------------------------------------------------
Remarketed preferred shares outstanding at
beginning and end of period                              320              320
-------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




Financial highlights
(For a common share outstanding throughout the period)


                                        Six months
                                           ended
                                         October 31
Per-share                               (Unaudited)                                 Year ended April 30
operating performance                       2004           2004            2003            2002            2001          2000
------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
period (common shares)                    $14.48         $14.92          $14.74          $14.69          $14.14        $15.49
------------------------------------------------------------------------------------------------------------------------------
Investment operations:
------------------------------------------------------------------------------------------------------------------------------
Net investment income (a)                    .38            .80             .84             .95             .96           .96
------------------------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments                   .69           (.47)            .28             .02             .58         (1.30)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations            1.07            .33            1.12             .97            1.54          (.34)
------------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.02)          (.03)           (.04)           (.06)           (.13)         (.13)
------------------------------------------------------------------------------------------------------------------------------
From net realized gain
on investments                                --             --            (.01)             -- (e)          --            -- (e)
------------------------------------------------------------------------------------------------------------------------------
Total from investment operations:
(applicable to common shares)               1.05            .30            1.07             .91            1.41          (.47)
------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
------------------------------------------------------------------------------------------------------------------------------
From net investment income                  (.37)          (.74)           (.82)           (.83)           (.86)         (.87)
------------------------------------------------------------------------------------------------------------------------------
From net realized
gain on investments                           --             --            (.07)           (.03)             --          (.01)
------------------------------------------------------------------------------------------------------------------------------
Total distributions                         (.37)          (.74)           (.89)           (.86)           (.86)         (.88)
------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period
(common shares)                           $15.16         $14.48          $14.92          $14.74          $14.69        $14.14
------------------------------------------------------------------------------------------------------------------------------
Market price, end of period
(common shares)                           $13.44         $12.82          $13.44          $13.82          $13.90        $13.44
------------------------------------------------------------------------------------------------------------------------------
Total return at market price
(common shares) (%)(b)                      7.84*          0.81            3.73            5.51            9.75         (8.02)
------------------------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
------------------------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares) (in thousands)           $69,854        $66,714         $68,715         $67,887         $67,667       $65,161
------------------------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)                 .60*          1.16            1.20            1.20            1.22          1.21
------------------------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)                2.42*          5.11            5.41            5.97            5.67          5.72
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                28.91*         20.89           22.00           11.82           13.65         17.48
------------------------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of common shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratio reflects net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

(e) Distributions amounted to less than $0.01 per share.

    The accompanying notes are an integral part of these financial statements.




Notes to financial statements
October 31, 2004 (Unaudited)

Note 1
Significant accounting policies

Putnam California Investment Grade Municipal Trust (the "fund"), a Massachusetts business trust, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The fund's investment objective is to seek a high current income exempt from federal income tax and California personal income tax. The fund intends to achieve its objective by investing in investment grade municipal securities constituting a portfolio that Putnam Investment Management, LLC ("Putnam Management"), the fund's Manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes to be consistent with preservation of capital. The fund may be affected by economic and political developments in the state of California.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are valued at fair value on the basis of valuations provided by an independent pricing service, approved by the Trustees. Such services use information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Other investments are valued at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, any remaining premium is amortized to maturity.

C) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code of 1986 (the "Code") applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At April 30, 2004, the fund had a capital loss carryover of $1,975,601 available to the extent allowed by the Code to offset future net capital gain, if any. The amount of the carryover and the expiration dates are:

Loss Carryover   Expiration
--------------------------------
      $636,304   April 30, 2011
     1,339,297   April 30, 2012

The aggregate identified cost on a tax basis is $77,378,657, resulting in gross unrealized appreciation and depreciation of $6,069,900 and $80,507, respectively, or net unrealized appreciation of $5,989,393.

D) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period. The applicable dividend rate for the remarketed preferred shares on October 31, 2004 was 1.40%. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

E) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding as of period end.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on 0.65% of the fund's weekly average net assets attributable to common and preferred shares outstanding.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than .65% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company ("PFTC"), a subsidiary of Putnam, LLC. Putnam Investor Services, a division of PFTC, provides investor servicing agent functions to the fund. During the six months ended October 31, 2004, the fund paid PFTC $36,799 for these services.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended October 31, 2004, the fund's expenses were reduced by $13,318 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $482, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Trustee compensation and expenses in the statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.



Note 3
Purchases and sales of securities

During the six months ended October 31, 2004, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $23,503,832 and $24,206,730, respectively. There were no purchases or sales of U.S. government securities.

Note 4
Preferred shares

The Series A shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $50,000 per share, plus an amount equal to any dividends accumulated on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

It is anticipated that dividends paid to holders of remarketed preferred shares will be considered tax-exempt dividends under the Internal Revenue Code of 1986. To the extent that the fund earns taxable income and capital gains by the conclusion of a fiscal year, it may be required to apportion to the holders of the remarketed preferred shares throughout that year additional dividends as necessary to result in an after-tax equivalent to the applicable dividend rate for the period.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At October 31, no such restrictions have been placed on the fund.

Note 5
Regulatory matters and litigation

On April 8, 2004, Putnam Management entered into agreements with the Securities and Exchange Commission ("SEC") and the Massachusetts Securities Division representing a final settlement of all charges brought against Putnam Management by those agencies on October 28, 2003 in connection with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. The settlement with the SEC requires Putnam Management to pay $5 million in disgorgement plus a civil monetary penalty of $50 million, and the settlement with the Massachusetts Securities Division requires Putnam Management to pay $5 million in restitution and an administrative fine of $50 million. The settlements also leave intact the process established under an earlier partial settlement with the SEC under which Putnam Management agreed to pay the amount of restitution determined by an independent consultant, which may exceed the disgorgement and restitution amounts specified above, pursuant to a plan to be developed by the independent consultant.

Putnam Management, and not the investors in any Putnam fund, will bear all costs, including restitution, civil penalties and associated legal fees stemming from both of these proceedings. The SEC's and Massachusetts Securities Division's allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management has agreed to bear any costs incurred by Putnam funds in connection with these lawsuits. Based on currently available information, Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.


Results of October 14, 2004
shareholder meeting
(Unaudited)

An annual meeting of shareholders of the fund was held on October 14, 2004. At the meeting, each of the nominees for Trustees was elected, as follows:

                                              Common shares

                                                          Votes
                                     Votes for            withheld
------------------------------------------------------------------
Jameson Adkins Baxter                3,973,778            71,267
Charles B. Curtis                    3,968,468            76,277
Myra R. Drucker                      3,973,070            71,975
Charles E. Haldeman, Jr.             3,967,921            77,124
Ronald J. Jackson                    3,970,062            74,983
Paul L. Joskow                       3,970,429            74,616
Elizabeth T. Kennan                  3,968,768            76,277
John H. Mullin, III                  3,978,729            66,316
George Putnam, III                   3,970,629            74,416
A.J.C. Smith                         3,974,951            70,094
W. Thomas Stephens                   3,969,129            75,916
Richard B. Worley                    3,955,828            89,217

                                              Preferred Shares

                                                          Votes
                                     Votes for            withheld
------------------------------------------------------------------
Jameson Adkins Baxter                308                  2
Charles B. Curtis                    308                  2
Myra R. Drucker                      308                  2
Charles E. Haldeman, Jr.             308                  2
John A. Hill                         308                  2
Ronald J. Jackson                    308                  2
Paul L. Joskow                       308                  2
Elizabeth T. Kennan                  308                  2
John H. Mullin, III                  308                  2
Robert E. Patterson                  308                  2
George Putnam, III                   308                  2
A.J.C. Smith                         308                  2
W. Thomas Stephens                   308                  2
Richard B. Worley                    308                  2



Fund information

About Putnam Investments

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

Investment Manager

Putnam Investment
Management, LLC
One Post Office Square
Boston, MA 02109

Marketing Services

Putnam Retail Management
One Post Office Square
Boston, MA 02109

Custodian

Putnam Fiduciary
Trust Company

Legal Counsel

Ropes & Gray LLP

Trustees

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Myra R. Drucker
Charles E. Haldeman, Jr.
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
John H. Mullin, III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
Richard B. Worley

Officers

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Associate Treasurer and
Principal Executive Officer

Jonathan S. Horwitz
Senior Vice President
and Treasurer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Daniel T. Gallagher
Vice President and Legal and
Compliance Liaison Officer

Beth S. Mazor
Vice President

James P. Pappas
Vice President

Richard S. Robie, III
Vice President

Mark C. Trenchard
Vice President and BSA
Compliance Officer

Francis J. McNamara, III
Vice President and
Chief Legal Officer

Charles A. Ruys de Perez
Vice President and
Chief Compliance Officer

Judith Cohen
Clerk and Assistant Treasurer


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) anytime for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS



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www.putnaminvestments.com.


216538  12/04

Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Item 5.  Audit Committee: Not applicable
-------------------------

Item 6. Schedule of Investments: Not applicable
--------------------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. Purchases of Equity Securities by Closed-End Management Investment
--------------------------------------------------------------------------
        Companies and Affiliated Purchasers: Not applicable
        ------------------------------------

Item 9. Submission of Matters to a Vote of Security Holders:
------------------------------------------------------------
        Not applicable

Item 10. Controls and Procedures:
---------------------------------

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting:
Not applicable

Item 11. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: December 29, 2004



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Executive Officer
Date: December 29, 2004



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: December 29, 2004